EXHIBIT 99.2

                  MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of October 1, 2006, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of: (i) the Mortgage Loans; (ii) certain mortgage loans transferred by Barclays Capital Real Estate Inc. to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Barclays Capital Real Estate Inc. and the Purchaser; (iii) certain mortgage loans transferred by Bear Stearns Commercial Mortgage, Inc. to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bear Stearns Commercial Mortgage, Inc. and the Purchaser; (iv) certain mortgage loans transferred by SunTrust Bank to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between SunTrust Bank and the Purchaser; and (v) 50% of one mortgage loan transferred by Citigroup Global Markets Realty Corp. to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Citigroup Global Markets Realty Corp. and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Barclays Capital Inc. ("Barclays Capital"), SunTrust Capital Markets, Inc. ("SunTrust Robinson Humphrey"), Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Greenwich Capital Markets, Inc. ("RBS Greenwich Capital" and, collectively with BAS, Bear Stearns, Barclays Capital, SunTrust Robinson Humphrey and Morgan Stanley, the "Underwriters") pursuant to an underwriting agreement, dated as of September 28, 2006 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Offered Certificates") to BAS, Bear Stearns and Barclays Capital, as initial purchasers (collectively, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of September 28, 2006 (the "Certificate Purchase Agreement"), among BACM, BAS, Bear Stearns and Barclays Capital. The Offered Certificates are more fully described in the prospectus dated September 28, 2006 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated September 28, 2006 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated September 28, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of September 28, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.
                       ----------------------

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions, any related Interest Deposit Amount and such other adjustments as agreed to between the parties in a separate writing which amount shall be payable on or about October 12, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.
                       ---------------------------------

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirement. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi),
(viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.
                       -------------------------------------------------------

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.
                       --------------------------------------------------------

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

                  (i) The Seller is a national banking association, duly
            authorized, validly existing and in good standing under the laws of the United States of America.

                  (ii) The execution and delivery of this Agreement by the
            Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

                  (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vii) No consent, approval, authorization or order of, or
            filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

                  (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

                  (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

                  (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

                  (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

                  (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

                  (ii) the Seller shall provide the Purchaser with periodic
            reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

                  (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

                  (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

                  (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
                       ------------------------------------------------
Purchaser.
----------

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) No consent, approval, authorization or order of, or
            filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

                  (iii) The execution and delivery of this Agreement by the
            Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) No litigation is pending with regard to which the
            Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.
                       ---------------------

            The parties hereto shall cooperate with Ernst & Young, LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.
                       --------

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

                  (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

                  (ii) All documents specified in Section 8 of this Agreement
            (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the
            Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

                  (iv) The result of any examination of the Mortgage Files and
            Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

                  (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

                  (vii) Neither the Certificate Purchase Agreement nor the
            Underwriting Agreement shall have been terminated in accordance with its terms.

                  Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.
                       ------------------

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.
                       ------

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.
                        --------

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01 Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive
                        -----------------------------------------------------
Delivery.
---------

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.
                        ---------------------------

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.
                        -------------

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.
                        --------------

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.
                        -------------------

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.
                        -----------------------

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.
                        -----------

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.
                        -------------------------------------------------

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.
                        ------------------------------------

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.
                        -----------------

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.
                        ------------------------

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.
                        --------------

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            SECTION 23. Puerto Rico Self Storage Portfolio Loan.
                        ----------------------------------------

            (a) With respect to Loan No. 3401554 on the Mortgage Loan Schedule (the "Puerto Rico Self Storage Portfolio Loan"), the Seller hereby agrees to indemnify the Trust for any and all costs and expenses incurred by the Trust, including interest on Advances, Special Servicing Fees, Additional Trust Fund Expenses and the costs and expenses of the Special Servicer in connection with, or arising out of the enactment after the Closing Date of, any law of the Commonwealth of Puerto Rico or any political subdivision thereof changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of a lender or secured party in the property covered thereby or interest charged under a loan or requiring any withholding of taxes by a borrower in respect of a loan, which, in each case, applies to the Puerto Rico Self Storage Portfolio Loan (any such enacted legislation, the "Puerto Rico Tax Legislation"); provided that the foregoing indemnification shall not apply to Special Servicing Fees and other costs and expenses incurred by the Special Servicer that (i) are incurred as a result of the failure of the related mortgagor under the Puerto Rico Self Storage Portfolio Loan to make certain "gross-up" payments pursuant to Section
17.4 of the loan agreement related to the Puerto Rico Self Storage Portfolio Loan (such payments, the "Puerto Rico Self Storage Portfolio Gross-Up Payments") and (ii) are incurred prior to the date that the failure of the related mortgagor to make such Puerto Rico Self Storage Portfolio Gross-Up Payment shall constitute a Servicing Transfer Event with respect to the Puerto Rico Self Storage Portfolio Loan in accordance with clause (iii) of the definition of "Servicing Transfer Event".

            (b) As specified in Section 3.30(a) of the Pooling and Servicing Agreement, the Seller will have the option, exercisable in its sole discretion, to make Puerto Rico Self Storage Portfolio Gross-Up Payments that are required to be made by the mortgagor under the terms of the loan agreement for the Puerto Rico Self Storage Portfolio Loan, to the extent the mortgagor fails to make such payments. As specified in Section 3.30(b) of the Pooling and Servicing Agreement, the Seller will have the option, exercisable in its sole discretion, to purchase the Puerto Rico Self Storage Portfolio Loan upon the enactment of the Puerto Rico Legislation, so long as an event of default under the Puerto Rico Self Storage Portfolio Loan has occurred and is continuing.

            (c) The Seller further represents that as of the Closing Date and as of any date thereafter on which the Puerto Rico Self Storage Portfolio Loan is included as part of the Trust Fund (i) the obligation of the mortgagor under the Puerto Rico Self Storage Portfolio Loan to make the Puerto Rico Self Storage Portfolio Gross-Up Payments and (ii) the ability of the mortgagee under such loan agreement to accelerate the maturity of the Puerto Rico Self Storage Portfolio Loan as a result of the mortgagor's failure to make any Puerto Rico Self Storage Portfolio Gross-Up Payments required by such loan agreement (the preceding clauses (i) and (ii) are hereinafter referred to collectively as the "Puerto Rico Self Storage Portfolio Representation Remedies"), in each case, are enforceable in accordance with their terms under such loan agreement, except as such enforcement may be limited by (a) anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) (the preceding clauses (a) and
(b) are hereinafter referred to collectively as the "Puerto Rico Self Storage Portfolio Representation Qualifications"); provided that the Puerto Rico Self Storage Portfolio Representation Qualifications shall not apply to the foregoing representation regarding the enforceability of the Puerto Rico Self Storage Portfolio Representation Remedies to the extent that the enforceability of such remedies is prohibited solely due to (1) the Puerto Rico Tax Legislation expressly prohibiting the exercise of such remedies or (2) a final, non-appealable determination by a court of competent jurisdiction that the Puerto Rico Tax Legislation prohibits the exercise of such remedies.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, NATIONAL ASSOCIATION



                                          By:  /s/ Stephen L. Hogue
                                             -----------------------------------
                                             Name: Stephen L. Hogue
                                             Title: Principal



                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.



                                          By:  /s/ John S. Palmer
                                             -----------------------------------
                                             Name: John S. Palmer
                                             Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller       Property Name
--------   -----------   ---------------   ----------------------------------------------
       4       3402934   Bank of America   Eastridge Mall
       6       3400178   Bank of America   The Shoreham
       8         58811   Bank of America   Temecula Town Center
      10       3402713   Bank of America   Essex Green Shopping Center

      11       3401554   Bank of America   Puerto Rico Self Storage Portfolio (Rollup)
    11.1       3401554   Bank of America   Puerto Rico Self Storage Portfolio - Santurce
    11.2       3401554   Bank of America   Puerto Rico Self Storage Portfolio - Catano
    11.3       3401554   Bank of America   Puerto Rico Self Storage Portfolio - Guaynabo
    11.4       3401554   Bank of America   Puerto Rico Self Storage Portfolio - Ponce

      12       3402523   Bank of America   Camp Group Portfolio (Rollup)
    12.1       3402523   Bank of America   Ramaquois
    12.2       3402523   Bank of America   Winaukee
    12.3       3402523   Bank of America   Mah-kee-nac
    12.4       3402523   Bank of America   Winadu
    12.5       3402523   Bank of America   Danbee
    12.6       3402523   Bank of America   Lake of the Woods
    12.7       3402523   Bank of America   Walt Whitman
    12.8       3402523   Bank of America   Wicosuta
    12.9       3402523   Bank of America   Camp Cobbossee

      13         59047   Bank of America   Fifth Third Center - Naples, FL
      14         59070   Bank of America   Atlas Walk At Gateway
      15       3402077   Bank of America   One Pacific Square
      17       3402396   Bank of America   The Oaks at Park South
      18         18084   Bank of America   Glen Burnie Center
      22       3400586   Bank of America   Crowne Plaza - Cherry Hill
      23       3401390   Bank of America   Westside Center South
      24         59579   Bank of America   Seville Plaza
      35         19154   Bank of America   Waters Ridge Business Park
      40       3401841   Bank of America   The Heights at Cape Ann

      41         18147   Bank of America   Wilson Estates 1 (Rollup)
    41.1         18147   Bank of America   Wilson Estates 1 - Bldg 8621
    41.2         18147   Bank of America   Wilson Estates 1 - Bldg 8535
    41.3         18147   Bank of America   Wilson Estates 1 - Bldg 8110

      47         18157   Bank of America   Wilson Estates 2 (Rollup)
    47.1         18157   Bank of America   Wilson Estates 2 - Bldg 8301
    47.2         18157   Bank of America   Wilson Estates 2 - Bldg 8415
    47.3         18157   Bank of America   Wilson Estates 2 - Bldg 8521

      50         59596   Bank of America   Mission Viejo Town Center
      51       3401807   Bank of America   Publix at Northridge
      52         19506   Bank of America   Renner Business Park
      56         17011   Bank of America   Georgetown Plaza
      61       3401985   Bank of America   US Air Conditioning El Cajon
      69         17876   Bank of America   Woodside Center
      71         18964   Bank of America   Courtyard Marriott - Portland Airport
      81         18108   Bank of America   Northpointe Tower
      83         18738   Bank of America   Hampton Inn Billings
      88         16984   Bank of America   Sunshine Heights Shopping Center

      89         59777   Bank of America   Missa Bay (Rollup)
    89.1         59777   Bank of America   2339 Center Square Road
    89.2         59777   Bank of America   3 Mallard Court

      90       3402360   Bank of America   140 Hidden Valley Parkway
      91       3400097   Bank of America   Radisson Hotel SLC Airport
      94         19158   Bank of America   Plano Technology Center
      95         59609   Bank of America   Bel Air Tower
      97         16795   Bank of America   Central Park Villas Apartments
     100         18741   Bank of America   Hampton Inn Great Falls
     101       3401317   Bank of America   Crocker House
     104         18991   Bank of America   Aquidneck Self Storage
     106         19012   Bank of America   R&R Plaza
     109       3220555   Bank of America   9295 Flamingo
     110         19465   Bank of America   Riverwood Medical Office
     111         18720   Bank of America   Best Western-Atlantic Beach
     114       3401598   Bank of America   Gardenview North Apartments
     115       3401445   Bank of America   Creme de la Creme
     117         16868   Bank of America   Derby Village
     120         59408   Bank of America   Pear Tree Apartments
     121       3402435   Bank of America   Hilltop Shopping Center
     125         19101   Bank of America   Grizzly Self Storage Mesquite
     126       3401400   Bank of America   Rite Aid - Mechanicsburg
     128         59706   Bank of America   Park Clayton Apartments
     129       3401490   Bank of America   Statewide Elk Grove Mini Storage

                                           Subtotal Crossed Loans
     134         59188   Bank of America   T-Mobile/Daily Pilot
     135         59185   Bank of America   Carl's Jr Seal Beach
     136         59172   Bank of America   Carl's Jr Montclair
     137         59186   Bank of America   Bob's Big Boy Fresno
     138         59187   Bank of America   McDonald's Fresno

     141         18840   Bank of America   Edison Square
     143       3402382   Bank of America   Northgate Office Park
     144         16205   Bank of America   Northlite Commons
     146         19100   Bank of America   Grizzly Self Storage Desoto
     147         15179   Bank of America   Holiday Inn Express-Portland
     149         59646   Bank of America   Savannah Heights
     151         57827   Bank of America   MOB 12 500 Medical Center
     153       3402570   Bank of America   Lockheed Martin - 1701 Great Southwest Parkway
     157       3402246   Bank of America   Ritzland Plaza
     160         19077   Bank of America   Storage Unlimited Burlington
     163         19262   Bank of America   Auburn Court
     170         19239   Bank of America   Rock Creek Apartments
     171         17490   Bank of America   Forum Square Office
     173         19130   Bank of America   Cantonment Self Storage
     176         19473   Bank of America   River Forest Office
     180         19340   Bank of America   Shoreline Office Building
     181         19024   Bank of America   Sooner Road Retail
                                           Totals

Sequence   Street Address                                               City             State     Zip Code   Mortgage Rate (1)
--------   ----------------------------------------------------------   --------------   -------   --------   -----------------
       4   2200 Eastridge Loop                                          San Jose         CA           95122             5.916%
       6   400 East South Water Street                                  Chicago          IL           60601             5.774%
       8   29560-29720 Rancho California Road & 27468-27648 Ynez Road   Temecula         CA           92591             5.652%
      10   495 Prospect Avenue                                          West Orange      NJ           07052             5.900%

      11   Various                                                      Various          PR        Various              5.999%
    11.1   LM Rivera Expressway KM 5.5                                  Santurce         PR           00909
    11.2   Calle #2 Final West Gate                                     Catano           PR           00962
    11.3   Highway #1, KM 21.3                                          Guaynabo         PR           00725
    11.4   245 Calle Rosa                                               Ponce            PR           00730

      12   Various                                                      Various          Various   Various              6.530%
    12.1   30 Mountain Road                                             Pomona           NY           10970
    12.2   432 Winaukee Road                                            Moultonboro      NH           03254
    12.3   6 Hawthorne Road                                             Lenox            MA           01240
    12.4   710 Churchill Street                                         Pittsfield       MA           01201
    12.5   Route 143                                                    Hinsdale         MA           01235
    12.6   84600 47-1/2 Street                                          Decatur          MI           49045
    12.7   1000 Cape Moonshine Road                                     Piermont         NH           03779
    12.8   21 Wicosuta Drive                                            Hebron           NH           03241
    12.9   Route 135 - Lake Cobbosseecontee                             Winthrop         ME           04364

      13   999 Vanderbilt Beach Road                                    Naples           FL           34108             5.280%
      14   7300-7390 Atlas Walk Way                                     Gainesville      VA           20155             5.204%
      15   220 Northwest Second Avenue                                  Portland         OR           97209             6.153%
      17   5400 Livingston Terrace                                      Oxon Hill        MD           20745             6.168%
      18   6711 Ritchie Highway                                         Glen Burnie      MD           21061             6.533%
      22   2349 West Marlton Pike                                       Cherry Hill      NJ           08002             6.349%
      23   62 Westbank Expressway                                       Gretna           LA           70053             6.263%
      24   5469, 5471, and 5473 Kearny Villa Road                       San Diego        CA           92123             6.049%
      35   1965 Lakepointe Drive, 1955 and 1825 Lakeway Drive           Lewisville       TX           75057             6.218%
      40   950 Heights at Cape Ann Drive                                Gloucester       MA           01930             5.990%

      41   Various                                                      Wichita          KS        Various              6.193%
    41.1   8621 East 21st Street North                                  Wichita          KS           67206
    41.2   8535 East 21st Street North                                  Wichita          KS           67206
    41.3   8110 East 32nd Street                                        Wichita          KS           67226

      47   Various                                                      Wichita          KS           67206             6.193%
    47.1   8301 East 21st Street North                                  Wichita          KS           67206
    47.2   8415 East 21st Street North                                  Wichita          KS           67206
    47.3   8521 East 21st Street North                                  Wichita          KS           67206

      50   28331-28371 Marguerite Parkway                               Mission Viejo    CA           92692             5.784%
      51   5000-5017 Clark Road                                         Sarasota         FL           34233             5.973%
      52   3301,3311,3321 East Renner Road & 3300,3320 Matrix Drive     Richardson       TX           75082             6.210%
      56   2 South DuPont Highway                                       Georgetown       DE           19947             6.270%
      61   1250 and 1320 North Marshall Avenue                          El Cajon         CA           92020             6.347%
      69   1000 Mansell Exchange West - Buildings 100, 200 and 300      Alpharetta       GA           30022             6.236%
      71   11550 Northeast Airport Way                                  Portland         OR           97220             6.154%
      81   10220 North Ambassador Drive                                 Kansas City      MO           64153             6.016%
      83   5110 Southgate Drive                                         Billings         MT           59101             6.507%
      88   3426 Cypress Street                                          West Monroe      LA           71291             6.473%

      89   Various                                                      Swedesboro       NJ           08085             6.174%
    89.1   2339 Center Square Road                                      Swedesboro       NJ           08085
    89.2   3 Mallard Court                                              Swedesboro       NJ           08085

      90   140 Hidden Valley Parkway                                    Norco            CA           92860             5.975%
      91   2177 West North Temple                                       Salt Lake City   UT           84116             6.308%
      94   1001 Klein Road                                              Plano            TX           75074             6.505%
      95   851 South Beltline Highway                                   Mobile           AL           36606             5.671%
      97   1717 Cooper Point Road SW                                    Olympia          WA           98502             5.667%
     100   2301 14th Street Southwest                                   Great Falls      MT           59404             6.547%
     101   170-190 State Street and 112 Golden Street                   New London       CT           06320             6.156%
     104   75 Browns Lane                                               Middletown       RI           02842             6.729%
     106   6223 Lee Highway                                             Chattanooga      TN           37421             6.274%
     109   9295 West Flamingo Road                                      Las Vegas        NV           89147             6.536%
     110   67 Route 37 West                                             Toms River       NJ           08755             6.216%
     111   2389 Mayport Road                                            Atlantic Beach   FL           32233             6.471%
     114   5201-5573 North Clinton Street                               Fort Wayne       IN           46825             6.122%
     115   300 South Denton Tap Road                                    Coppell          TX           75019             6.252%
     117   6401-6463 Triple Crown Lane & 2824-2910 Floex Drive          Toledo           OH           43615             6.352%
     120   4616 Country Lane                                            St. Ann          MO           63074             5.312%
     121   5075 Leetsdale Drive                                         Denver           CO           80246             6.169%
     125   1125 East Main Street                                        Mesquite         TX           75149             6.256%
     126   7036 Wertzville Road                                         Mechanicsburg    PA           17050             6.408%
     128   6605-6625 Clayton Avenue                                     St. Louis        MO           63139             5.751%
     129   9099 Union Parkway                                           Elk Grove        CA           95624             6.245%


     134   299 East 17th Street                                         Costa Mesa       CA           92627             4.960%
     135   13902 Seal Beach Boulevard                                   Seal Beach       CA           90740             4.960%
     136   8970 Central Avenue                                          Montclair        CA           91763             4.960%
     137   5610 North Blackstone Avenue                                 Fresno           CA           93710             4.960%
     138   5666 North Blackstone Avenue                                 Fresno           CA           93710             4.960%

     141   4350 Fowler Street                                           Fort Myers       FL           33901             6.632%
     143   4125-4131 Northgate Boulevard                                Sacramento       CA           95834             6.490%
     144   2202-2230 Roxie Street                                       Kannapolis       NC           28083             5.999%
     146   1480 North Hampton Road                                      DeSoto           TX           75115             6.256%
     147   2300 North Hayden Island Drive                               Portland         OR           97217             6.626%
     149   2600 and 2702-2838 Arroyo Avenue                             Dallas           TX           75219             5.646%
     151   500 Medical Center Boulevard                                 Conroe           TX           77304             5.743%
     153   1701 Great Southwest Parkway                                 Grand Prairie    TX           75051             6.326%
     157   10710 Frankstown Road                                        Penn Hills       PA           15235             6.297%
     160   17 Terry Avenue                                              Burlington       MA           01803             6.326%
     163   3687 Clay Pond Road                                          Myrtle Beach     SC           29579             6.377%
     170   1304 Cornell Avenue                                          Dothan           AL           36303             6.190%
     171   1117 South Milwaukee Avenue                                  Libertyville     IL           60048             6.237%
     173   1470 South Highway 29                                        Cantonment       FL           32533             6.474%
     176   420 Thatcher Avenue                                          River Forest     IL           60305             6.450%
     180   435 East Shore Drive                                         Eagle            ID           83616             6.562%
     181   1640 South Sooner Road                                       Midwest City     OK           73110             6.639%


Sequence   Amortization Basis (2)   Original Balance   Cut-off Date Balance   Remaining Term To Stated Maturity (months)
--------   ----------------------   ----------------   --------------------   ------------------------------------------
       4   Actual/360                   $133,500,000           $133,500,000                                           59
       6   Actual/360                    $94,180,000            $94,180,000                                          120
       8   Actual/360                    $67,500,000            $67,500,000                                          102
      10   Actual/360                    $57,525,000            $57,525,000                                          119

      11   Actual/360                    $55,500,000            $55,500,000                                          119
    11.1                                 $19,759,565            $19,759,565
    11.2                                 $15,093,821            $15,093,821
    11.3                                 $13,627,045            $13,627,045
    11.4                                  $7,019,570             $7,019,570

      12   Actual/360                    $45,800,000            $45,800,000                                          119
    12.1                                 $10,102,354            $10,102,354
    12.2                                  $7,986,051             $7,986,051
    12.3                                  $5,270,793             $5,270,793
    12.4                                  $4,951,351             $4,951,351
    12.5                                  $4,791,630             $4,791,630
    12.6                                  $3,993,025             $3,993,025
    12.7                                  $3,194,420             $3,194,420
    12.8                                  $2,874,978             $2,874,978
    12.9                                  $2,635,397             $2,635,397

      13   Actual/360                    $40,800,000            $40,800,000                                          106
      14   Actual/360                    $31,000,000            $31,000,000                                          107
      15   Actual/360                    $31,000,000            $31,000,000                                          119
      17   Actual/360                    $30,523,000            $30,523,000                                          119
      18   Actual/360                    $30,000,000            $30,000,000                                          118
      22   Actual/360                    $25,000,000            $24,871,063                                          116
      23   Actual/360                    $22,500,000            $22,500,000                                          119
      24   Actual/360                    $21,650,000            $21,650,000                                           51
      35   Actual/360                    $16,200,000            $16,200,000                                          118
      40   Actual/360                    $14,150,000            $14,150,000                                          119

      41   Actual/360                    $13,500,000            $13,500,000                                          115
    41.1                                  $5,274,419             $5,274,419
    41.2                                  $4,458,140             $4,458,140
    41.3                                  $3,767,442             $3,767,442

      47   Actual/360                    $11,300,000            $11,300,000                                          116
    47.1                                  $6,126,506             $6,126,506
    47.2                                  $4,084,337             $4,084,337
    47.3                                  $1,089,157             $1,089,157

      50   Actual/360                    $11,000,000            $11,000,000                                          118
      51   Actual/360                    $10,920,000            $10,899,912                                          118
      52   Actual/360                    $10,745,000            $10,745,000                                          117
      56   Actual/360                    $10,000,000            $10,000,000                                          119
      61   Actual/360                     $9,200,000             $9,191,433                                          119
      69   Actual/360                     $8,150,000             $8,150,000                                          116
      71   Actual/360                     $8,000,000             $7,985,870                                          118
      81   Actual/360                     $6,922,500             $6,922,500                                          115
      83   Actual/360                     $6,630,000             $6,619,201                                          118
      88   Actual/360                     $6,400,000             $6,400,000                                          117

      89   Actual/360                     $6,300,000             $6,300,000                                           87
    89.1                                  $3,850,000             $3,850,000
    89.2                                  $2,450,000             $2,450,000

      90   Actual/360                     $6,250,000             $6,250,000                                          119
      91   Actual/360                     $6,250,000             $6,226,272                                          117
      94   Actual/360                     $6,000,000             $6,000,000                                          118
      95   Actual/360                     $5,975,000             $5,975,000                                          111
      97   Actual/360                     $5,730,000             $5,730,000                                          113
     100   Actual/360                     $5,330,000             $5,317,552                                          117
     101   Actual/360                     $5,285,835             $5,285,835                                          118
     104   Actual/360                     $5,000,000             $5,000,000                                          117
     106   Actual/360                     $4,825,000             $4,825,000                                          118
     109   Actual/360                     $4,500,000             $4,494,024                                           83
     110   Actual/360                     $4,500,000             $4,490,507                                          119
     111   Actual/360                     $4,500,000             $4,483,422                                          117
     114   Actual/360                     $4,400,000             $4,400,000                                          119
     115   Actual/360                     $4,275,000             $4,260,148                                          116
     117   Actual/360                     $4,250,000             $4,246,046                                          119
     120   Actual/360                     $4,087,000             $4,087,000                                          111
     121   Actual/360                     $4,050,000             $4,050,000                                          119
     125   Actual/360                     $3,975,000             $3,975,000                                          118
     126   Actual/360                     $3,950,958             $3,944,373                                          118
     128   Actual/360                     $3,900,000             $3,900,000                                          113
     129   Actual/360                     $3,900,000             $3,896,296                                          119

                                          $3,717,000             $3,598,499
     134   Actual/360                     $1,265,000             $1,224,671                                          107
     135   Actual/360                       $700,000               $677,683                                          107
     136   Actual/360                       $636,000               $615,724                                          107
     137   Actual/360                       $585,000               $566,350                                          107
     138   Actual/360                       $531,000               $514,071                                          107

     141   Actual/360                     $3,465,000             $3,459,519                                          118
     143   Actual/360                     $3,420,000             $3,420,000                                          119
     144   Actual/360                     $3,410,000             $3,410,000                                          115
     146   Actual/360                     $3,375,000             $3,375,000                                          118
     147   Actual/360                     $3,300,000             $3,292,443                                          117
     149   Actual/360                     $3,200,000             $3,200,000                                          112
     151   Actual/360                     $3,221,586             $3,112,482                                           88
     153   Actual/360                     $3,000,000             $2,995,884                                          119
     157   Actual/360                     $2,800,000             $2,797,367                                          119
     160   Actual/360                     $2,650,000             $2,650,000                                          117
     163   Actual/360                     $2,560,000             $2,555,703                                          118
     170   Actual/360                     $2,120,000             $2,120,000                                          118
     171   Actual/360                     $2,072,500             $2,068,908                                          118
     173   Actual/360                     $2,000,000             $2,000,000                                          117
     176   Actual/360                     $1,855,000             $1,853,307                                          119
     180   Actual/360                     $1,574,000             $1,574,000                                          118
     181   Actual/360                     $1,460,000             $1,456,668                                          117
                                                               $985,489,236

Sequence   Stated Maturity Date   Due Date   Monthly Payment   Administrative Fee Rate (3)   Primary Servicing Fee Rate
--------   --------------------   --------   ---------------   ---------------------------   --------------------------
       4   9/1/2011               1st               $667,281                         0.021%                       0.010%
       6   10/1/2016              1st               $459,465                         0.021%                       0.010%
       8   4/1/2015               1st               $389,702                         0.021%                       0.010%
      10   9/1/2016               1st               $286,759                         0.021%                       0.010%

      11   9/1/2016               1st               $332,715                         0.021%                       0.010%
    11.1
    11.2
    11.3
    11.4

      12   9/1/2016               1st               $308,518                         0.021%                       0.010%
    12.1
    12.2
    12.3
    12.4
    12.5
    12.6
    12.7
    12.8
    12.9

      13   8/1/2015               1st               $226,058                         0.021%                       0.010%
      14   9/1/2015               1st               $170,301                         0.021%                       0.010%
      15   9/1/2016               1st               $188,921                         0.021%                       0.010%
      17   9/1/2016               1st               $159,067                         0.051%                       0.040%
      18   8/1/2016               1st               $190,272                         0.041%                       0.030%
      22   6/1/2016               1st               $166,451                         0.021%                       0.010%
      23   9/1/2016               1st               $138,727                         0.021%                       0.010%
      24   1/1/2011               1st               $110,655                         0.021%                       0.010%
      35   8/1/2016               1st                $99,409                         0.041%                       0.030%
      40   9/1/2016               1st                $71,613                         0.021%                       0.010%

      41   5/1/2016               1st                $82,622                         0.041%                       0.030%
    41.1
    41.2
    41.3

      47   6/1/2016               1st                $69,158                         0.041%                       0.030%
    47.1
    47.2
    47.3

      50   8/1/2016               1st                $64,431                         0.021%                       0.010%
      51   8/1/2016               1st                $65,281                         0.021%                       0.010%
      52   7/1/2016               1st                $65,880                         0.041%                       0.030%
      56   9/1/2016               1st                $61,702                         0.041%                       0.030%
      61   9/1/2016               1st                $57,228                         0.021%                       0.010%
      69   6/1/2016               1st                $50,107                         0.041%                       0.030%
      71   8/1/2016               1st                $48,759                         0.041%                       0.030%
      81   5/1/2016               1st                $41,575                         0.041%                       0.030%
      83   8/1/2016               1st                $41,937                         0.041%                       0.030%
      88   7/1/2016               1st                $40,339                         0.041%                       0.030%

      89   1/1/2014               1st                $32,864                         0.021%                       0.010%
    89.1
    89.2

      90   9/1/2016               1st                $37,372                         0.021%                       0.010%
      91   7/1/2016               1st                $41,454                         0.021%                       0.010%
      94   8/1/2016               1st                $37,944                         0.041%                       0.030%
      95   1/1/2016               1st                $34,569                         0.071%                       0.060%
      97   3/1/2016               1st                $33,137                         0.041%                       0.030%
     100   7/1/2016               1st                $33,854                         0.041%                       0.030%
     101   8/1/2016               1st                $32,223                         0.021%                       0.010%
     104   7/1/2016               1st                $32,360                         0.091%                       0.080%
     106   8/1/2016               1st                $29,784                         0.041%                       0.030%
     109   9/1/2013               1st                $30,486                         0.021%                       0.010%
     110   9/1/2016               1st                $32,803                         0.041%                       0.030%
     111   7/1/2016               1st                $30,303                         0.091%                       0.080%
     114   9/1/2016               1st                $26,726                         0.021%                       0.010%
     115   6/1/2016               1st                $26,327                         0.021%                       0.010%
     117   9/1/2016               1st                $26,451                         0.041%                       0.030%
     120   1/1/2016               1st                $22,726                         0.021%                       0.010%
     121   9/1/2016               1st                $24,724                         0.021%                       0.010%
     125   8/1/2016               1st                $24,490                         0.041%                       0.030%
     126   8/1/2016               1st                $24,734                         0.021%                       0.010%
     128   3/1/2016               1st                $22,762                         0.021%                       0.010%
     129   9/1/2016               1st                $24,000                         0.021%                       0.010%


     134   9/1/2015               1st                 $8,321                         0.021%                       0.010%
     135   9/1/2015               1st                 $4,604                         0.021%                       0.010%
     136   9/1/2015               1st                 $4,183                         0.021%                       0.010%
     137   9/1/2015               1st                 $3,848                         0.021%                       0.010%
     138   9/1/2015               1st                 $3,493                         0.021%                       0.010%

     141   8/1/2016               1st                $22,203                         0.071%                       0.060%
     143   9/1/2016               1st                $21,594                         0.091%                       0.080%
     144   5/1/2016               1st                $20,442                         0.041%                       0.030%
     146   8/1/2016               1st                $20,794                         0.041%                       0.030%
     147   7/1/2016               1st                $21,132                         0.041%                       0.030%
     149   2/1/2016               1st                $18,463                         0.051%                       0.040%
     151   2/1/2014               1st                $18,787                         0.021%                       0.010%
     153   9/1/2016               1st                $19,931                         0.021%                       0.010%
     157   9/1/2016               1st                $17,326                         0.021%                       0.010%
     160   7/1/2016               1st                $16,448                         0.041%                       0.030%
     163   8/1/2016               1st                $15,974                         0.041%                       0.030%
     170   8/1/2016               1st                $12,971                         0.091%                       0.080%
     171   8/1/2016               1st                $12,743                         0.041%                       0.030%
     173   7/1/2016               1st                $12,607                         0.041%                       0.030%
     176   9/1/2016               1st                $11,664                         0.041%                       0.030%
     180   8/1/2016               1st                $10,013                         0.041%                       0.030%
     181   7/1/2016               1st                 $9,362                         0.041%                       0.030%


Sequence   Master Servicing Fee Rate   Ownership Interest   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan
--------   -------------------------   ------------------   --------------------------   ------------------------------   --------
       4                       0.020%  Fee                  No                                                        0   No
       6                       0.020%  Fee                  No                                                        0   No
       8                       0.020%  Fee                  No                                                      360   No
      10                       0.020%  Fee                  No                                                        0   No

      11                       0.020%  Fee                  No                                                      360   No
    11.1                               Fee
    11.2                               Fee
    11.3                               Fee
    11.4                               Fee

      12                       0.020%  Fee                  No                                                      300   No
    12.1                               Fee
    12.2                               Fee
    12.3                               Fee
    12.4                               Fee
    12.5                               Fee
    12.6                               Fee
    12.7                               Fee
    12.8                               Fee
    12.9                               Fee

      13                       0.020%  Fee                  No                                                      360   No
      14                       0.020%  Fee                  No                                                      360   No
      15                       0.020%  Fee                  No                                                      360   No
      17                       0.050%  Fee                  No                                                        0   No
      18                       0.040%  Fee                  No                                                      360   No
      22                       0.020%  Fee                  No                                                      300   No
      23                       0.020%  Fee                  No                                                      360   No
      24                       0.020%  Fee                  No                                                        0   No
      35                       0.040%  Fee                  No                                                      360   No
      40                       0.020%  Fee                  No                                                        0   No

      41                       0.040%  Fee                  No                                                      360   No
    41.1                               Fee
    41.2                               Fee
    41.3                               Fee

      47                       0.040%  Fee                  No                                                      360   No
    47.1                               Fee
    47.2                               Fee
    47.3                               Fee

      50                       0.020%  Fee                  No                                                      360   No
      51                       0.020%  Fee                  No                                                      360   No
      52                       0.040%  Fee                  No                                                      360   No
      56                       0.040%  Fee                  No                                                      360   No
      61                       0.020%  Fee                  No                                                      360   No
      69                       0.040%  Fee                  No                                                      360   No
      71                       0.040%  Fee                  No                                                      360   No
      81                       0.040%  Fee                  No                                                      360   No
      83                       0.040%  Fee                  No                                                      360   No
      88                       0.040%  Fee                  No                                                      360   No

      89                       0.020%  Fee                  No                                                        0   No
    89.1                               Fee
    89.2                               Fee

      90                       0.020%  Fee                  No                                                      360   No
      91                       0.020%  Fee                  No                                                      300   No
      94                       0.040%  Fee                  No                                                      360   No
      95                       0.070%  Fee                  No                                                      360   No
      97                       0.040%  Fee                  No                                                      360   No
     100                       0.040%  Leasehold            No                                                      360   No
     101                       0.020%  Fee                  No                                                      360   No
     104                       0.090%  Fee                  No                                                      360   No
     106                       0.040%  Fee                  No                                                      360   No
     109                       0.020%  Fee                  No                                                      300   No
     110                       0.040%  Fee                  No                                                      240   No
     111                       0.090%  Fee                  No                                                      300   No
     114                       0.020%  Fee                  No                                                      360   No
     115                       0.020%  Fee                  No                                                      360   No
     117                       0.040%  Fee                  No                                                      360   No
     120                       0.020%  Fee                  No                                                      360   No
     121                       0.020%  Fee                  No                                                      360   No
     125                       0.040%  Fee                  No                                                      360   No
     126                       0.020%  Fee                  No                                                      360   No
     128                       0.020%  Fee                  No                                                      360   No
     129                       0.020%  Fee                  No                                                      360   No


     134                       0.020%  Fee                  Yes - BACM 06-5 C                                       240   No
     135                       0.020%  Fee                  Yes - BACM 06-5 C                                       240   No
     136                       0.020%  Fee                  Yes - BACM 06-5 C                                       240   No
     137                       0.020%  Fee                  Yes - BACM 06-5 C                                       240   No
     138                       0.020%  Fee                  Yes - BACM 06-5 C                                       240   No

     141                       0.070%  Fee                  No                                                      360   No
     143                       0.090%  Fee                  No                                                      360   No
     144                       0.040%  Fee                  No                                                      360   No
     146                       0.040%  Fee                  No                                                      360   No
     147                       0.040%  Fee                  No                                                      360   No
     149                       0.050%  Fee                  No                                                      360   No
     151                       0.020%  Fee                  No                                                      360   No
     153                       0.020%  Fee                  No                                                      300   No
     157                       0.020%  Fee                  No                                                      360   No
     160                       0.040%  Fee                  No                                                      360   No
     163                       0.040%  Fee                  No                                                      360   No
     170                       0.090%  Fee                  No                                                      360   No
     171                       0.040%  Fee                  No                                                      360   No
     173                       0.040%  Fee                  No                                                      360   No
     176                       0.040%  Fee                  No                                                      360   No
     180                       0.040%  Fee                  No                                                      360   No
     181                       0.040%  Fee                  No                                                      360   No


Sequence   Grace Period   Loan Group
--------   ------------   ----------
       4             10            1
       6              0            1
       8              5            1
      10              5            1

      11              5            1
    11.1                           1
    11.2                           1
    11.3                           1
    11.4                           1

      12              0            1
    12.1                           1
    12.2                           1
    12.3                           1
    12.4                           1
    12.5                           1
    12.6                           1
    12.7                           1
    12.8                           1
    12.9                           1

      13              5            1
      14              5            1
      15              5            1
      17              5            2
      18              5            1
      22              0            1
      23              5            1
      24              0            1
      35              5            1
      40              8            2

      41              5            1
    41.1                           1
    41.2                           1
    41.3                           1

      47              5            1
    47.1                           1
    47.2                           1
    47.3                           1

      50              5            1
      51              5            1
      52              5            1
      56              5            1
      61              5            1
      69              5            1
      71              5            1
      81              5            1
      83              5            1
      88              5            1

      89              5            1
    89.1                           1
    89.2                           1

      90              5            1
      91              5            1
      94              5            1
      95              5            1
      97              5            2
     100              5            1
     101              5            2
     104              5            1
     106              5            1
     109              5            1
     110              5            1
     111              5            1
     114              5            2
     115              5            1
     117              5            2
     120              5            2
     121              5            1
     125              5            1
     126              5            1
     128              5            2
     129              5            1


     134              5            1
     135              5            1
     136              5            1
     137              5            1
     138              5            1

     141              5            1
     143              5            1
     144              5            1
     146              5            1
     147              5            1
     149              5            2
     151             10            1
     153              5            1
     157              5            1
     160              7            1
     163              5            2
     170              5            2
     171              5            1
     173              5            1
     176              5            1
     180              5            1
     181              5            1

1)Rates are to full precision in the "BACM2006_5.xls" file located on the computer diskette.
2)For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.
3)Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of non-payment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more property condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan,
            (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since August 24, 2006. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $152,000,000.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                                    in each case with respect to (i) and (ii) to
                              the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA
                                  ------------

              EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
              -------------------------------------------------
                RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS
                ---------------------------------------------

                                REPRESENTATION 3
                             Good Title; Conveyance.
                             -----------------------

Rite Aid - Mechanicsburg    While no liens yet exist, as of the closing date of
(3401400)                   the related Mortgage Loan, the related Borrower
                            represented that the following charges were outstanding: (i) construction retainage in the amount of $75,000; (ii) outstanding change orders in the amount of $40,000; and (iii) outstanding change orders in the amount of $63,000. A recourse carveout has been added for losses which may result from the related Borrower's failure to pay the same.

                                REPRESENTATION 4
         No Holdbacks; Improvements Complete or Escrows Established.
         -----------------------------------------------------------

Atlas Walk At Gateway       Pursuant to Section 4.23 of the Mortgage Loan
(59070)                     agreement, related Borrower is permitted to
                            construct a portion of the related Mortgaged
                            Property known as Building D following the date of the related Mortgage Loan closing. The Mortgage Loan documents are silent as to the funding for such construction.

                            Pursuant to Section 4.26 of the Mortgage Loan agreement, related Borrower is permitted to construct certain improvements on the Ruby Tuesday Parcel and the Citgo Parcel following the closing of the related Mortgage Loan. The Mortgage Loan documents are silent as to the funding for such construction.

                            The zoning report dated as of August 10, 2005 notes that construction is ongoing at the related Mortgaged Property and states that the determination that the related Mortgaged Property complies with required density restrictions is subject to change if additional buildings are constructed.
                            Pursuant to the zoning report, Proffer Statement PLN2001-00113 provides that related Borrower will make available 125 parking spaces on the related Mortgaged Property or on an off-site location for use as a commuter parking lot. related Borrower shall be responsible for grading the site and providing a gravel surface suitable for use as a commuter parking lot, and such parking will be available for use upon occupancy of 50,000 square feet of building floor area located within that portion of the related Mortgaged Property subject to the rezoning.

Temecula Town Center        An additional advance in an amount equal to
(58811)                     $6,500,000 was made to the related borrower on
                            September 13, 2006. A portion of such advance equal to $5,500,000 has been placed in the 24 Hour Fitness account, and such amount will be disbursed to the related borrower upon the satisfaction of certain conditions including, without limitation: (i) 24
                            Hour Fitness takes occupancy and is open for business to the public; (ii) 24 Hour Fitness commences paying rent under the 24 Hour Lease; (iii) the related mortgagee has received an estoppel certificate from 24 hour Fitness; (iv) there is no event of default under the related Mortgage Loan documents; (v) the monthly base rental amount to be paid by tenants at the related Mortgaged Property will be not less than $478,920 per month as evidenced by a then-current rent roll certified by the related Borrower; (vi) the related mortgagee will have received an appraisal, which confirms that the loan to value ratio, is not more than 80%; (vii) all of the related mortgagee's expenses have been paid by the related Borrower; and (viii) if requested by the related mortgagee, delivery a reasonably acceptable subordination, nondisturbance and attornment agreement. In the event that such amount is not released to the related borrower on or prior to September 13, 2007 such funds will be used to pay down the related Mortgage Loan.

Statewide Elk Grove Mini    Pursuant to the related Mortgage Loan documents, a
Storage (3401490)           Holdback Letter of Credit in an amount equal to
                            $631,542 was obtained upon the closing of the related Mortgage Loan. If the conditions for release of such Holdback Letter of Credit are not satisfied on or before the date that is 24 months after the closing of the related Mortgage Loan, then the related Borrower will either: (a) draw down on such Holdback Letter of Credit and pay down the related
                            Mortgage Loan or deposit such funds into a holdback reserve account or (b) otherwise deposit an amount equal to $631,542 into a holdback reserve account.
                            The Mortgage Loan closed on August 16, 2006.

Atlas Walk At Gateway       On the closing date of the related Mortgage Loan,
(59070)                     the related Borrower established the Debt Service
                            Coverage Holdback Account in the amount of $3,500,000 (the "DSC Holdback Funds"). Provided no
                            Event of Default has occurred and is continuing under the mortgage loan documents, the related
                            Borrower will be entitled to a disbursement of the entire DSC Holdback Funds upon the related
                            Borrower's written request and mortgagee's confirmation that the related Mortgaged Property has achieved a debt service coverage ratio of 1.00x. If the DSC Holdback Funds have not been released to the related Borrower prior to May 10, 2006 (the "Trigger
                            Date"), the related Borrower will, at its option, either: (i) prepay the related Mortgage Loan in an amount which would cause the related Mortgaged
                            Property to attain a debt service coverage ratio of 1.00x or (ii) request that the related mortgagee disburse the DSC Holdback Funds to the related
                            Borrower upon delivery of the Debt Service Letter of Credit as set forth in the related Mortgage Loan agreement. Any such prepayment made prior to the securitization of the related Mortgage Loan will be without the applicable Yield Maintenance Premium.

Crocker House (3401317)     On the closing date of the related Mortgage Loan,
                            the related Borrower established an account with mortgagee or mortgagee's agent (the "Rental
                            Holdback Reserve Account") into which the related
                            Borrower deposited on the date of the closing of the related Mortgage Loan $207,005 (the "Rental
                            Holdback Reserve Amount"). Amounts so deposited shall hereinafter be referred to as the "Rental
                            Holdback Reserve Funds". Provided that no Event of
                            Default has occurred and is continuing under the mortgage loan documents, upon satisfaction of the Rental Holdback Reserve Release Conditions (defined in the Mortgage Loan agreement), the related mortgagee will disburse the applicable Rental
                            Holdback Reserve Release Amount (defined in the
                            Mortgage Loan agreement) from the Rental Holdback
                            Reserve Funds to the related Borrower. If any of the Rental Holdback Reserve Release Conditions have not been satisfied or there will be Rental Reserve
                            Holdback Funds on deposit with mortgagee within twelve (12) months of the closing date of the related Mortgage Loan, the Rental Holdback Reserve
                            Funds on deposit with mortgagee will be applied to the related Mortgage Loan as a payment of principal and the related Borrower will be responsible for the applicable prepayment premium that is due and payable in connection with a prepayment of the related Mortgage Loan as more particularly set forth in Section 5(c) of the related Note.

                            The Mortgage Loan closed on July 26, 2006.

                                REPRESENTATION 6
                         Assignment of Leases and Rents.
                         -------------------------------

To the extent that the related Mortgage Loan borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.

                                REPRESENTATION 14
                                   Insurance.
                                   ----------

Some Mortgage Loan Documents provide that the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of twelve (12) months, whichever first occurs.

Atlas Walk At Gateway       As of the date of the closing of Mortgage Loan,
(59070)                     none of the insurance policies exclude coverage for
                            acts of terror. In the event that after the date of the closing of the Mortgaged Loan any insurance policy excludes coverage for acts of terror, the related Borrower will obtain and maintain coverage for such excluded acts of terror (the "Terrorism
                            Coverage"). Notwithstanding the foregoing, in no event will the related Borrower be required to pay annual premiums in excess of two hundred percent
                            (200%) of the cost of such premium as of the date of the closing of the related Mortgaged Property in order to obtain the Terrorism Coverage (but the related Borrower will be obligated to purchase such portion of the Terrorism Coverage as is obtainable by payment of annual premiums equal to two hundred percent (200%) of the cost of such premium as of the date of the closing of the related Mortgaged
                            Property).

                            The related Borrower will not be in default of the insurance provisions set forth in Section 7.1 of the Mortgage Loan agreement if the related Borrower maintains (or causes to be maintained) insurance policies which (i) have coverages, deductibles and/or other related provisions other than those required by the Mortgage Loan agreement and/or (ii) are provided by insurance companies not meeting the credit ratings required by the Mortgage Loan agreement (any such Policy, a "Non-Conforming Policy"), provided, that, prior to obtaining such Non-Conforming Policies (or permitting such Non-Conforming Policies to be obtained), the related Borrower will have (1) received the related mortgagee's prior written consent thereto and (2) if required by the related mortgagee, confirmed that the related mortgagee has received a rating agency confirmation with respect to any such Non-Conforming Policy.

                            The related Borrower is required to maintain business interruption insurance providing coverage for the period ending upon the restoration of the related Mortgaged Property.

Eastridge Mall (3402934)    Except for flood insurance provided by the federal
                            government, related Borrower will maintain the required insurance coverage pursuant to policies issued by either (A) one or more financially sound and responsible insurance companies authorized to do business in the state in which the related
                            Mortgaged Property is located and having claims paying ability rating of "A-" or better by S&P or
                            (B) a syndicate of insurers through which (1) at least fifty percent (50%) (or sixty percent (60%) if such syndicate has four or fewer members) of claims coverage will be with (y) one or more carriers having a claims-paying-ability rating of "A-" or better by S&P or "A-IX" or better by A.M.
                            Best, or (z) Factory Mutual Insurance Company, provided that such insurer maintains or claims paying ability of not less than "A-" from Fitch, and (2) the remaining members of such syndicate having a rating of "BBB" by S&P or "B+" or better by A.M. Best.

                            Except as set forth above, the related Borrower will maintain the required insurance coverage with a carriers maintaining a rating by S&P of "BBB" or better.

                            If the related Borrower's insurers or reinsurance carriers fail to provide or maintain the ratings set forth above, the related Borrower may satisfy the applicable ratings requirement by providing to the related mortgagee a "cut-through" endorsement in form and substance approved by the related mortgagee issued by an insurer satisfactory to the related mortgagee or by such other credit enhancement or guaranty by such other Person, in each event satisfactory to the related mortgagee and the rating agencies.

One Pacific Square          The related Borrower's obligation to obtain
(3402077)                   terrorism insurance is subject to a $90,000 cap in
                            the annual premium for such insurance.

                                REPRESENTATION 19
                            Environmental Conditions.
                            -------------------------

Camp Group Portfolio        The Mortgage Loan closed on August 14, 2006 and
(3402523)                   therefore many of the following items are not yet
                            due. Meanwhile, please note that: The related
                            Borrower has the following post-closing conditions:
                            o    With respect to the Camp Walt Whitman and Camp
                            Ramaquois Mortgaged Property, within thirty (30) days of the date of the related Mortgage Loan closing, related Borrower will deliver to mortgagee an Asbestos O&M Plan reasonably acceptable to mortgagee.
                            o    With respect to the Camp Ramaquois Mortgaged
                            Property, within sixty (60) days of the date of the related Mortgage Loan closing, related Borrower will
                            (i) deliver to mortgagee a Phase II Environmental
                            Site Assessment Report ("Phase II") acceptable to mortgagee in all respects to assess the potential impact from the removed UST and undertake and diligently pursue any reasonable action requested by mortgagee based upon mortgagee's review of the Phase
                            II and (ii) deliver to mortgagee, from the Rockland
                            County Department of Health, permit and file information regarding the septic systems and undertake and diligently pursue any reasonable action requested by mortgagee based upon mortgagee's review of such information.
                            o With respect to the Camp Lake of the Woods mortgaged property, within sixty (60) days of the date of the related Mortgage Loan closing, related
                            Borrower will deliver to mortgagee a Phase II acceptable to mortgagee in all respects to assess the potential impact from the former rifle range and undertake and diligently pursue any reasonable action requested by mortgagee based upon mortgagee's review of Phase II.
                            o    With respect to the Camp Winaukee Mortgaged
                            Property, related Borrower will (i) continue bi-annual sampling of the four (4) monitoring wells at the former rifle range until all of the wells meet the Ambient Groundwater Quality Standards
                            ("AGQS") for lead, (ii) maintain the three (3) monitoring wells near solid waste fill area in accordance with applicable state requirements, and
                            (iii) continue bi-annual sampling of the three (3) monitoring wells at the sewage lagoon in accordance with applicable state requirements.
                            o    With respect to the Camp Winadu Mortgaged
                            Property, within sixty (60) days of the date of the related Mortgage Loan closing, related Borrower will provide additional documentation regarding recent sampling of monitoring wells near former UST as the Mortgaged Property is currently listed in the regulatory databases with a Massachusetts Release and SHWS as an "unclassified waste site" and related
                            Borrower will undertake and diligently pursue any reasonable action requested by mortgagee based upon mortgagee's review of such additional documentation.
                            o    With respect to the Camp Cobbossee Mortgaged
                            Property, within sixty (60) days of the date of the related Mortgage Loan closing, related Borrower will
                            (i) cause all of the materials in the drums and containers to be properly characterized for off-site disposal by a licensed contractor, (ii) cause the abandoned equipment and debris to be removed from the Mortgaged Property and disposed of as required by applicable state law and cause any stained soil observed after the materials are removed to be removed and conduct soil samplings of same, (iii) install a point of entry arsenic filter treatment to the water systems, (iv) perform limited Phase II investigation to evaluate lead in soil at the former rifle range and undertake and diligently pursue any reasonable action requested by mortgagee based upon mortgagee's review of the Phase II or provide evidence acceptable to mortgagee that such investigation has been completed and that no further action is required, and (v) provide a Spill
                            Prevention Control and Countermeasure Plan reasonably acceptable to mortgagee or provide evidence reasonably acceptable to mortgagee demonstrating that no such plan is required.

                                REPRESENTATION 22
   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.
   --------------------------------------------------------------------------

Eastridge Mall (3402934)    The related Mortgage Loan is interest-only.
Seville Plaza (59579)
Missa Bay (59777)
The Oaks at Park South
(3402396)
The Heights at Cape Ann
(3401841)
The Shoreham (3400178)
Essex Green Shopping
Center (3402713)

Puerto Rico Self Storage    The related Mortgage Loan is interest-only for 5
Portfolio (3401554)         years.
Westside Center South
(3401390)
Atlas Walk At Gateway
(59070)
One Pacific Square
(3402077)
Pear Tree Apartments
(59408)
Park Clayton Apartments
(59706)
Fifth Third Center -
Naples, FL (59047)
Temecula Town Center
(58811)
140 Hidden Valley Parkway
(3402360)
Northgate Office Park
(3402382)

Hilltop Shopping Center     The related Mortgage Loan is interest-only for 4
(3402435)                   years.

Mission Viejo Town Center   The related Mortgage Loan is interest-only for 3
(59596) years.

Camp Group Portfolio        The related Mortgage Loan is interest-only for 2
(3402523)                   years.
Westland Square Shopping
Center (3402446)
Crocker House (3401317)
Bel Air Tower (59609)

Savannah Heights (59646)    The related Mortgage Loan is interest-only for 1
Gardenview North            year.
Apartments (3401598)

                                REPRESENTATION 23
                            Waivers and Modification.
                            -------------------------


Temecula Town Center        The related Mortgage Loan Documents were amended to
(58811)                     provide for an additional advance in an amount
                            equal to $6,500,000 made to the related borrower on September 13, 2006.

Eastridge Mall              The related Mortgage Loan Documents
(3402934)                   were amended to split the loan into a Note A and a
                            Note B.

Camp Group Portfolio
(3402523)

Seville Plaza (59579)

                                REPRESENTATION 26
                         Releases of Mortgaged Property.
                         -------------------------------

Essex Green Shopping        Provided no Event of Default has occurred and is
Center (3402713)            continuing, related Borrower may obtain the release
                            of a portion of the Mortgaged Property known as the Release Parcel (a "Parcel Release") upon the satisfaction of certain conditions including, without limitation, the prepayment of a portion of the Mortgage Loan in an amount equal to 110% of the Release Price (hereinafter defined), which is the allocated portion of the Mortgage Loan attributable to such Release Parcel, the payment of a prepayment premium in an amount equal to Yield Maintenance (as defined in the Note) attributable to the portion of the Mortgage Loan prepaid, and, if the Mortgage Loan is part of a Securitization and if required by mortgagee, receipt by mortgagee of an opinion of counsel that the Parcel Release would not constitute a "significant modification" of the Mortgage Loan under Section 1001 of the Internal Revenue Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust.

                             "Release Price" means an amount determined by the
                            mortgagee at the time of the Parcel Release calculated using the original Mortgage Loan amount, less the amount supported by the revised cash flow at the Mortgaged Property (using the revenue from the tenants on the current rent roll at the time of the Parcel Release) excluding any income from the Macy's store, which will also include any lower level tenants that will be affected, while maintaining a minimum debt service coverage ratio of 1.20x with operating expenses adjusted for the reallocation of taxes, common area maintenance costs and other expenses for the remaining Mortgaged Property.

Camp Group Portfolio        Provided no Event of Default has occurred and is
(3402523)                   continuing, at any time after October 1, 2008,
                            related Borrower may obtain the release of an Individual Property upon the satisfaction of certain conditions including, without limitation: No more than five (5) Individual Properties in the aggregate may be released during the term of the Loan; the aggregate amount of all previous prepayments together with the subject prepayment will not exceed
                            Twenty-Five Million ($25,000,000) of the original
                            Loan; related Borrower will pay the Prepayment
                            Premium; and related Borrower will pay 125% of the allocated loan amount for the applicable Individual
                            Property.

Eastridge Mall (3402934)    The related Borrower may obtain the release of an
                            individual parcel subject to, without limitation, the following conditions: (a) the released parcel is not necessary for the borrower's operation or use of the remaining portion of the related
                            Mortgaged Property; (b) no event of default exists;
                            (c) after giving effect to the release, the absence of any adverse effect on the debt-service-coverage ratio; and (d) the released parcel is non-income producing and (A) vacant and unimproved or (B) improved, upon prior written consent by the mortgagee. The substitution of another parcel in conjunction with such a release is permitted subject to, without limitation, satisfaction of the conditions required for a release with respect to the released parcel and the substitute parcel.

                            The related Borrower is permitted to make certain minor lot line adjustments subject to such related Borrower's compliance with items in Section 2.15 of the related Mortgage Loan agreement.

Puerto Rico Self Storage    The related borrower may obtain the release of an
Portfolio (3401554)         individual parcel of each individual Mortgaged
                            Property where the Title Insurance Policy and/or the survey provided to mortgagee at closing show encroachments into setbacks and/or easement areas subject to the satisfaction of certain requirements including, without limitation, the following:
                            completion of legal subdivision of the Mortgaged
                            Property from the release parcel; mortgagee's receipt of written certification from a licensed surveyor that no such release shall involve (x) any parking areas necessary to comply with any applicable zoning or Legal Requirements, unless the related Borrower shall provide mortgagee with evidence reasonably satisfactory to mortgagee that alternative parking has been provided for the Mortgaged Property sufficient to comply with any applicable zoning or Legal Requirements or (y) any portion of the improvements on the Mortgaged
                            Property; and mortgagee's receipt of a written confirmation from each of the applicable Rating
                            Agencies that the credit rating by such rating agency of such Securities immediately prior to the occurrence of the Release will not be qualified, downgraded or withdrawn as a result of the occurrence of the Release. In addition, the related
                            Borrower shall be permitted to acquire one or more parcels adjacent to the Mortgaged Property in connection with the removal of one or more encroachments on an individual Mortgaged Property, subject to the satisfaction of the conditions including without limitation, a Rating Agency
                            Confirmation.

                                REPRESENTATION 27
                                   Defeasance.
                                   -----------

With respect to certain of the related Mortgage Loans, the substitute collateral constituting "government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.

Eastridge Mall (3402934)    In connection with the defeasance of the Loan, The
Shoreham (3400178)          related Borrower is not required to deliver an
                            opinion that the release of the lien of the Mortgage and the pledge of Defeasance Collateral will not directly or indirectly result in or cause any "real estate mortgage investment conduit" within the meaning of Section 860D of the Internal Revenue Code that holds the related Note (a "REMIC Trust") to fail to maintain its status as a REMIC Trust.

                                REPRESENTATION 28
          Local Law Compliance; Non-Conforming Uses or Improvements.
          ----------------------------------------------------------

Atlas Walk At Gateway       According to the zoning report, the temporary
(59070)                     certificates of occupancy for several of the
                            tenants of the related Mortgaged Property have expired.

Eastridge Mall (3402934)    The related Borrower has received only a temporary
                            certificate of occupancy for that portion of the related Mortgaged Property that has been recently redeveloped. Pursuant to the zoning report, the existing temporary certificate of occupancy for the related Mortgaged Property expires on October 1,
                            2006. related Borrower will use diligent efforts to pursue permanent certificates of occupancy with respect to the related Mortgaged Property.

The Shoreham (3400178)      Attached to the zoning report for the Mortgaged
                            Property is a building inspection detail listing open permits and code violations at the Mortgaged
                            Property as of June 20, 2006.

                                REPRESENTATION 30
                             Single-Purpose Entity.
                             ----------------------

The mortgage lender typically does not require that a borrower have an outside independent director or member in connection with mortgage loans with an original principal balance of less than $30,000,000.

Crowne Plaza - Cherry Hill  The original principal balance of the related
(3400586)                   Mortgage Loan is in excess of $20,000,000, however
                            the Mortgage File does not contain a counsel's opinion regarding non-consolidation of the related mortgagor.

                                REPRESENTATION 32
                        Litigation or Other Proceedings.
                        --------------------------------

Eastridge Mall (3402934)    Pursuant to the search results, related Borrower is
                            a defendant in the following actions:
                            o Collections Suit (Mechanics Lien) - damages sought equal $100,186.65 plus interest and recording costs;
                            o Breach of Contract/Warranty - damages sought equal $67,650 plus interest at a rate of 10% from July 29, 2005;
                            o    Breach of Contract/Foreclosure of
                            Mechanic's Lien/Account Stated/Reasonable Value of
                            Goods and Services - damages sought are equal to or exceed $2,200,000;
                            o    Collections - damages sought equal $23,997.53;
                            o Breach of Contract/Warranty - damages sought equal $159,459 plus 2% interest;
                            o Foreclosure of Mechanic's Lien - damages sought equal $16,376.95; and
                            o Breach of Contract/Warranty - damages sought equal $540,956.

Camp Group Portfolio        Pursuant to the related Borrower's Certification,
(3402523)                   the related Borrower is a party in the following
                            lawsuits: McLoughlin v. Mah Kee Nac Operating Co.,
                            LLC et al., and Whitman Real Estate Holding Co.,
                            LLC v. Town of Piermont.
                            With respect to the lawsuit known as McLoughlin v.
                            Mah Kee Nac Operating Co., LLC et al. the lawsuit is a personal injury claim related to a waterskiing accident, $67,949.95 in damages is sought. Whitman
                            Real Estate Holding Co., LLC v. Town of Piermont -
                            Town of Piermont and other plaintiffs are stating that the property is exceeding the scope of its non-conforming rights based upon the increased number of campers and counselors in training (in
                            1970 there were 254, in 2001 there were 448) and certain after-camp activities (band and dancing activities). The plaintiffs are concerned about the noise generated by the camp as well as the traffic on the lake and on the road to the camp.

                                REPRESENTATION 38
                              Licenses and Permits.
                              ---------------------

Atlas Walk At Gateway       According to the zoning report, the temporary
(59070)                     certificates of occupancy for several of the
                            tenants of the related Mortgaged Property have expired.

Eastridge Mall (3402934)    related Borrower has received only a temporary
                            certificate of occupancy for that portion of the related Mortgaged Property that has been recently redeveloped. Pursuant to the zoning report, the existing temporary certificate of occupancy for the related Mortgaged Property expires on October 1,
                            2006. related Borrower will use diligent efforts to pursue permanent certificates of occupancy with respect to the related Mortgaged Property.

                                REPRESENTATION 41
                            Non-Recourse Exceptions.
                            ------------------------

Atlas Walk At Gateway       The enforceability opinion letter for the related
(59070)                     Mortgage Loan refers to two Guaranty Agreements,
                            however only the Guaranty Agreement relating to the construction of Building D ("Building D Guaranty") was included in the Loan file. No documentation was included in the mortgage loan file which indicates that Milton V. Peterson, the guarantor, has agreed to indemnify mortgage mortgagee for losses suffered or incurred by reason of (i) any fraud or material misrepresentation by the Mortgagor or (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards.

Casual Male HQ (59659)      The related Borrower Principal is an entity.
Fifth Third Center -
Naples, FL (59047)
Creme de la Creme (3401445)
Publix at Northridge
(3401807)
The Shoreham (3400178)

Seville Plaza (59579)       There is no Borrower Principal in connection with
MOB 12 500 Medical Center   the related Mortgage Loan.
(57827)
Eastridge Mall (3402934)
One Pacific Square
(3402077)
Essex Green Shopping
Center (3402713)

Camp Group Portfolio        Although three of the four related Borrower
(3402523)                   Principals are natural persons, the collective
                            liability and exposure of Judah Klein, Roy Korins and Andrew Benerofe, as related Borrower Principals, under Section 12.6 [Environmental Indemnity],
                            Section 13.5 [Securitization Indemnification] and
                            Section 15.1 [Exculpation] of the Mortgage Loan agreement, in the aggregate, will not exceed
                            $5,000,000 in the aggregate. The foregoing shall in no way limit or cap CampGroup, LLC's, as a related
                            Borrower Principal, and related Borrower's obligations under such provisions of the mortgage loan documents.

                                REPRESENTATION 42
                              Separate Tax Parcels.
                              ---------------------

MOB 500 Medical Center      The related loan agreement provides that as soon as
(57827)                     practicable, the related mortgagor shall use
                            commercially reasonable efforts to cause the mortgaged property to be designated as one or more independent tax lots. If the related mortgagor delivers evidence to the related mortgage loan seller that the separation of tax lots would create a stated increase in taxes, then such mortgagor will not be required to have the related mortgaged property separately designated.

                            The related mortgage loan file includes a certain tax lot guaranty and a letter of credit that address the issue and shall remain in effect.

                            The tax lot guaranties cover both the related Mortgage Loans and related loans not part of the loan sale.

                                REPRESENTATION 43
                              Financial Statements.
                              ---------------------

Some Mortgage Loan documents provide that annual financial statements will be audited by an upon the request of the holder of the related Mortgage Loan only following the occurrence of an event of default under such Mortgage Loan documents or only if financial statements are not delivered in a timely fashion.

Eastridge Mall (3402934)    Audited financial statements may not be required by
                            mortgagee except to the extent required pursuant to Regulation AB.

Essex Green Shopping        Audited financial statements may not be required by
Center (3402713)            mortgagee except to the extent they are available
                            to the related Borrower.

                           BACM 2006-5 SECURITIZATION

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS

Schedule IIA (6) Assignment of Leases and Rents
-----------------------------------------------

        To the extent that the related Mortgagor leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such Mortgaged Property, such master lessee owns an interest in any payments due under such leases.

        With respect to the Glen Burnie Center Mortgage Loan (Loan No. 18084), the related Mortgaged Property is located in Maryland and is owned by a guarantor of the Mortgage Loan that, accordingly, owns an interest in payments due under the related leases. Such guarantor executed and delivered a guaranty in connection with the origination of the Mortgage Loan, and the Mortgage secured such guarantor's obligations under that guaranty and constitutes an "indemnity deed of trust."

Schedule IIA (12) Condition of Property; No Condemnation; No Encroachments.
---------------------------------------------------------------------------

        Pursuant to the Loan Documents with respect to the Best Western Atlantic Beach Mortgage Loan (Loan No. 18720), the Mortgagor is personally liable for any loss or damage sustained to the Mortgaged Property in connection with a building encroachment over a drainage easement on the Mortgaged Property recorded in the current public records where the Mortgaged Property is located.

Schedule IIA (14) Insurance
---------------------------

        With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the mortgagee may require, and thus permits the mortgagee to require the maintenance of the insurance described in this section.

        The Loan Documents with respect to the Edison Square Mortgage Loan (Loan No. 18840) require the Mortgagor to obtain a policy of windstorm insurance coverage satisfactory to the mortgagee and such policy must contain a deductible in the amount satisfactory to the mortgagee. The Mortgagor has obtained windstorm insurance coverage, but such coverage does not have a deductible amount satisfactory to the mortgagee. The Mortgagor has delivered to the mortgagee an irrevocable letter of credit in the amount of $143,485 to be released upon the Mortgagor obtaining a policy of windstorm insurance coverage satisfactory to the mortgagee and that contains a deductible amount satisfactory to the mortgagee.

Schedule IIA (17) Additional Collateral
---------------------------------------

        The Loan Documents with respect to the Glen Burnie Center Mortgage Loan (Loan No. 18084) permit the Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable satisfaction and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Forum Square Office Mortgage Loan (Loan No. 18259) permit the Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Waters Ridge Business Park Mortgage Loan (Loan No. 19154) permit the Mortgagor, at any time more than twelve months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Renner Business Park Mortgage Loan (Loan No. 19506) permit the Mortgagor, at any time more than twelve months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Courtyard Marriott Portland Mortgage Loan (Loan No. 18964) permit the Mortgagor, at any time more than six months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Central Park Villa Apartments Mortgage Loan (Loan No. 16795) permit the Mortgagor, at any time more than thirty-six months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable satisfaction and the Mortgagor has satisfied certain financial criteria and other requirements.

Schedule IIA (21) Bankruptcy
----------------------------

        To the extent the related Mortgagor leases all or part of the related Mortgaged Property to tenants, the Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest
-----------------------------------------------------------------------

        Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first year of such Mortgage Loan's term:

               Loan No.             Mortgage Loan
               --------             -------------
               16795                Central Park Villas Apartments
               17011                Georgetown Plaza

        Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first two years of such Mortgage Loan's term:

               Loan No.             Mortgage Loan
               --------             -------------
               16984                Sunshine Heights Shopping Center
               18991                Aquidneck Self Storage
               19012                R&R Plaza
               19101                Grizzly Self Storage Mesquite
               19100                Grizzly Self Storage Desoto
               19239                Rock Creek Apartments
               19430                Shoreline Office Building

        Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first three years of such Mortgage Loan's term:

               Loan No.             Mortgage Loan
               --------             -------------
               18084                Glen Burnie Center
               19154                Waters Ridge Business Park
               19506                Renner Business Park
               19077                Storage Unlimited Burlington
               19130                Cantonment Self Storage

        Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first four years of such Mortgage Loan's term:

               Loan No.             Mortgage Loan
               --------             -------------
               16205                Northlite Commons

        Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first five years of such Mortgage Loan's term:

               Loan No.             Mortgage Loan
               --------             -------------
               18147                Wilson Estates I
               18157                Wilson Estates II
               17876                Woodside Center
               18108                Northpointe Tower
               19158                Plano Technology Center

Schedule IIA (23) Transfers and Subordinate Debt
------------------------------------------------

        The Loan Documents with respect to the Wilson Estates Portfolio I (Loan No. 18147), Wilson Estates Portfolio II (Loan No.18157), Woodside Center (Loan No. 17876) and Northpointe Tower Mortgage Loan (Loan No. 18108) permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan.

        The Loan Documents with respect to the Northlite Commons Mortgage Loan (Loan No. 16205) permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 60 days after the origination date of the Mortgage Loan.

        With respect to the Storage Unlimited Burlington Mortgage Loan (Loan No. 19077), the Mortgagor consists of two limited liability companies (the "TIC Borrowers") that own the applicable Mortgaged Property as tenants-in-common. The related Loan Documents permit one of the TIC Borrowers to transfer its interest in the Mortgage Property to the other TIC Borrower provided that certain conditions set forth in the Loan Documents are satisfied.

        In the case of the Auburn Court Mortgage Loan (Loan No. 19262), there is existing subordinate debt in the amount of $128,000 that is secured by the related Mortgaged Property.

Schedule IIA (24) Waivers and Modification
------------------------------------------

        With respect to the Glen Burnie Center Mortgage Loan (Loan No. 18084):

                (i) the Mortgage Loan Documents were amended pursuant to a letter agreement dated September 11, 2006, which provided an extension of time for the Mortgagor to transfer a parcel of real property that was not intended to be included in the Mortgaged Property; and

               (ii) a Partial Release of Amended and Restated Indemnity Deed of Trust and Assignment of Rents and Leases and Security Agreement (and Fixture Filing) dated September 28, 2006 released two parcels of real property that were not intended to be included in the Mortgaged Property.

Schedule IIA (30) Single-Purpose Entity
---------------------------------------

        With respect to the Glen Burnie Center Mortgage Loan (Loan No. 18084), the related Mortgaged Property is located in Maryland and is owned by a guarantor of the Mortgage Loan, which guarantor executed and delivered a guaranty in connection with the origination of the Mortgage Loan, and the Mortgage secured such guarantor's obligations under that guaranty and constitutes an "indemnity deed of trust."

        With respect to the Waters Ridge Mortgage Loan (Loan No. 19154), the Mortgagor is a limited partnership that does not have an independent director or member.

Schedule IIA (32) Litigation or Other Proceedings
-------------------------------------------------

        With respect to the Sooner Road Retail Mortgage Loan (Loan No. 19024), James Tapp, the guarantor, is subject to pending litigation in the amount of $21,484 resulting from the construction of his personal residence. The litigation has been dormant since December 2004 but remains an open case.

        With respect to the Aquidneck Self Storage Mortgage Loan (Loan No. 18991), the Mortgagor and James Connell, the guarantor, are subject to pending litigation arising from the bankruptcy of the Newport Creamery (the previous property owner). The Mortgagor's counsel is involved in final negotiations with the bankruptcy trustee, arising out of a fraudulent conveyance claim, which will release the Mortgagor from further proceedings in exchange for $100,000. A judgment for the sum of $600,000 was rendered against Connell in the bankruptcy court in Rhode Island arising out of a usury claim filed by the bankruptcy trustee, which he is appealing. Connell has deposited $500,000 with the bankruptcy trustee. The mortgagee has reserved $200,000 to settle both the fraudulent conveyance claim against the Mortgagor and the usury claim against Connell.

Schedule IIA (37) Escrow Deposits
---------------------------------

        It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (41) Non-Recourse Exceptions
-----------------------------------------

        Each of the following Mortgage Loans has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation":

               Loan No.             Mortgage Loan
               --------             -------------
               18084                Glen Burnie Center
               19154                Waters Ridge Business Park
               18147                Wilson Estates I
               18157                Wilson Estates II
               19506                Renner Business Park
               17876                Woodside Center
               18964                Courtyard Marriot - Portland Airport
               18108                Northpointe Tower
               18738                Hampton Inn Billings
               16984                Sunshine Heights Shopping Center
               16795                Central Park Villas Apartments
               19101                Grizzly Self Storage Mesquite
               16205                Northlite Commons
               19100                Grizzly Self Storage Desoto
               15179                Holiday Inn Express - Portland
               19077                Storage Unlimited Burlington
               19262                Auburn Court
               17490                Forum Square Office
               19158                Plano Tech Center
               19473                River Forest Office

        With respect to the Shoreline Office Mortgage Loan (Loan No. 19340), a limited liability company rather than a natural person is the guarantor.

Schedule IIA (43) Financial Statements
--------------------------------------

        With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

               Loan No.             Mortgage Loan
               --------             -------------
               18084                Glen Burnie Center
               19154                Waters Ridge Business Park
               18147                Wilson Estates I
               18157                Wilson Estates II
               19506                Renner Business Park
               17876                Woodside Center
               18108                Northpointe Tower
               16984                Sunshine Heights Shopping Center
               16205                Northlite Commons
               17490                Forum Square Office
               19158                Plano Technology Center

Schedule IIA (44) Fee/Leasehold Properties

        With respect to the Hampton Inn Great Falls Mortgage Loan (Loan No. 18741):

               (i) the Ground Lease does not require the lessor to enter into a new lease with the mortgagee upon termination of such Ground Lease, but rather provides that mortgagee will succeed to the lessee's interest under the Ground Lease for the remainder of the term (and during any option periods); and

               (ii) the Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, but there is no language providing that "any such action without such consent is not binding on such mortgagee, its successors or assigns."

Schedule IIA (45) Fee Simple Interest
-------------------------------------

        The Glen Burnie Mortgage Loan (Loan No. 18084) is structured as an "indemnity deed of trust" and the related Mortgaged Property is owned by a guarantor of the Mortgage Loan, an affiliate of the borrower, rather than by the borrower itself.

Bridger Mortgage Loans
----------------------

        The following Mortgage Loans are the Bridger Mortgage Loans:

               Loan No.            Mortgage Loan
               --------            -------------
               18084               Glen Burnie Center
               19154               Waters Ridge Business Park
               18147               Wilson Estates 1
               18157               Wilson Estates 2
               19506               Renner Business Park
               17011               Georgetown Plaza
               17876               Woodside Center
               18964               Courtyard Marriott - Portland Airport
               18108               Northpointe Tower
               18738               Hampton Inn Billings
               16984               Sunshine Heights Shopping Center
               19158               Plano Technology Center
               16795               Central Park Villas Apartments
               18741               Hampton Inn Great Falls
               18991               Aquidneck Self Storage
               19012               R&R Plaza
               19465               Riverwood Medical Office
               18720               Best Western-Atlantic Beach
               16868               Derby Village
               19101               Grizzly Self Storage Mesquite
               18840               Edison Square
               16205               Northlite Commons
               19100               Grizzly Self Storage Desoto
               15179               Holiday Inn Express-Portland
               19077               Storage Unlimited Burlington
               19262               Auburn Court
               19239               Rock Creek Apartments
               17490               Forum Square Office
               19130               Cantonment Self Storage
               19473               Rehab Center of Chicago (River Forest Office)
               19340               Shoreline Office Building
               19024               Sooner Road Retail